SECOND AMENDMENT TO CREDIT AGREEMENT

This SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of July 2, 2015, by and among Ciena Corporation, a Delaware corporation (the “Borrower”), Ciena Communications, Inc., a Delaware corporation (“CCI”), Ciena Government Solutions, Inc., a Delaware corporation (“CGSI” and, together with the Borrower and CCI, collectively, the “Loan Parties”), Bank of America, N.A., as administrative agent (in such capacity, the “Administrative Agent”), and each of the Lenders (as defined in the Credit Agreement referred to below) party to the Credit Agreement (as defined below). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Credit Agreement.

RECITALS
WHEREAS, the Borrower, the Lenders from time to time party thereto, and the Administrative Agent are parties to that certain Credit Agreement, dated as of July 15, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which, among other things, the Lenders have agreed, subject to the terms and conditions set forth therein, to make certain loans and other financial accommodations to the Borrower;
WHEREAS, the Borrower has formed Neptune Acquisition Subsidiary, Inc., a Delaware corporation and a Wholly-Owned Domestic Subsidiary of the Borrower (“Merger Sub”) for the purpose of acquiring all of the outstanding Equity Interests of Cyan, Inc., a Delaware corporation (“Cyan”), pursuant to an Agreement and Plan of Merger, dated as of May 3, 2015, among the Borrower, Merger Sub and Cyan (the “Merger Agreement”);
WHEREAS, upon the consummation of the acquisition of all of the outstanding Equity Interests of Cyan as contemplated by the Merger Agreement (the “Acquisition”), Merger Sub shall merge with and into Cyan, with Cyan being the surviving entity, and immediately thereafter, Cyan shall merge with and into the Borrower, with the Borrower being the surviving entity;
WHEREAS, the Borrower and the other Loan Parties have requested that the Lenders and the Administrative Agent make certain amendments to the Credit Agreement to permit the Acquisition; and
WHEREAS, the Administrative Agent and each Lender party hereto are willing to make such amendments to the Credit Agreement, on the terms, and subject to the conditions, set forth herein.
NOW, THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1. Amendments to Credit Agreement. From and after the consummation of the Cyan Acquisition:

(a)	Section 1.01 of the Credit Agreement is hereby amended as follows:

1.inserting in the appropriate alphabetical order the following new definitions:\

““Cyan” shall mean Cyan, Inc., a Delaware corporation.”
““Cyan Acquisition” shall mean the (i) acquisition by the Borrower of all the outstanding Equity Interests of Cyan pursuant to, and in accordance with, the terms of the Cyan Merger Agreement, pursuant to which Merger Sub shall merge with and into Cyan, with Cyan being the surviving entity, and (ii) substantially simultaneous merger of Cyan with and into the Borrower, with the Borrower being the surviving entity.”
““Cyan Convertible Notes” shall mean the 8.00% senior secured convertible notes due December 15, 2019, issued by Cyan pursuant to the Cyan Indenture and assumed by the Borrower upon the consummation of the Cyan Acquisition.”

““Cyan Convertible Notes Documents” shall mean the Cyan Convertible Notes, the Cyan Pledge and Escrow Agreement and the Cyan Indenture, as supplemented by one or more supplemental indentures thereto, which after giving effect to any such supplemental indentures, the terms of the Cyan Indenture shall (i) not be materially more restrictive than the terms of the Cyan Indenture as in effect on the Second Amendment Effective Date assuming for purposes of this clause (i) the application of Section 4.14 of the Cyan Indenture has occurred as a result of a Fundamental Change (as such term is defined in the Cyan Indenture) described in clause (a) or (b) of the definition thereof (it being agreed that the Borrower’s guaranty of, or assumption of the obligations under, the Cyan Convertible Notes and the substitution of reference property for determination of any conversion amount are deemed not to be materially more restrictive) or (ii) otherwise be acceptable to the Administrative Agent in its reasonable discretion, pursuant to which, among other things, upon the consummation of Cyan Acquisition, the Borrower may guaranty the Cyan Convertible Notes (prior to the assumption of the obligations thereof by the Borrower promptly after the consummation of the Cyan Acquisition) and the Borrower will assume the obligations of Cyan as issuer thereunder as successor by merger (which shall occur promptly after the consummation of the Cyan Acquisition).”
““Cyan Indenture” shall mean the Indenture, dated as of December 12, 2014, between Cyan, as issuer, and U.S. Bank, National Association, as trustee, as supplemented by that certain First Supplemental Indenture, dated as of April 27, 2015, and as may be further amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.”
““Cyan Merger Agreement” shall mean the Agreement and Plan of Merger dated as of May 3, 2015, among the Borrower, Merger Sub and Cyan, as amended, supplemented and otherwise modified from time to time.”
““Cyan Pledge and Escrow Agreement” shall mean the Pledge and Escrow Agreement, dated as of December 12, 2014, between Cyan and U.S. Bank, National Association, as collateral agent, as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.”
““Merger Sub” shall mean Neptune Acquisition Subsidiary, Inc., a Delaware corporation and Wholly-Owned Domestic Subsidiary of the Borrower.”
““Second Amendment Effective Date” shall mean July 2, 2015.”

2.	The last clause of the definition of “Asset Sale” is hereby amended to add the cross-reference to “and (q)” immediately after “and (p)”.

3.	Clause (iii) of the definition of “Change of Control” is hereby amended and replaced with the following text:

“(iii) during any period of 24 consecutive months, a majority of the members of the board of directors or other equivalent governing body of the Borrower cease to be composed of individuals (x) who were members of that board or equivalent governing body on the first day of such period, (y) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (x) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (z) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (x) and (y) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body”

4.
Clause (iv) of the definition of “Change of Control” is hereby amended by adding the words “, any Cyan Convertible Notes Documents (other than as a result of the Cyan Acquisition)” immediately after the words “any Permitted Convertible Notes Document”.

5.	The definition of “Consolidated Net Senior Secured Indebtedness” is hereby amended by adding the following proviso immediately prior to the “.” at the end of the current definition as follows:

“; provided further that the Cyan Convertible Notes shall not be included in any determination of “Consolidated Net Senior Secured Indebtedness” so long as the only collateral that secures the obligations in respect of the Cyan Convertible Notes is the Pledged Collateral (as defined in the Cyan Pledge and Escrow Agreement (as in effect on the Second Amendment Effective Date and thereafter as amended, restated, supplemented or otherwise modified from time to time so long as such amendment, restatement, supplement or modification is not adverse to the interests of the Lenders in any material respect)) that has been deposited into the Escrow Account (as defined in the Cyan Pledge and Escrow Agreement) by Cyan prior to the consummation of the Cyan Acquisition (and any investment earnings thereon)”

6.	The definition of “Continuing Director” is hereby deleted in its entirety.

7.
The last sentence in the definition of “Dividend” is hereby amended to add “or the Cyan Convertible Notes” immediately after the words “Permitted Convertible Notes” in each of the two instances “Permitted Convertible Notes” is used in such sentence.

8.	The definition of “Equity Interests” is hereby amended to add “and any Cyan Convertible Notes” immediately after the words “for the avoidance of doubt, any Permitted Convertible Notes.”

9.
The first clause of the definition of “Permitted Acquisition” is hereby amended to add “, including indirectly by way of merger or amalgamation through a direct, Wholly-Owned Subsidiary of such Loan Party that merges or amalgamates with and into such Acquired Entity or Business and the surviving Person of such merger or amalgamation is a direct, Wholly-Owned Subsidiary of such Loan Party,” immediately after the words “by a Loan Party of an Acquired Entity or Business”.

(b)	Section 6.02(b) of the Credit Agreement is hereby amended as follows:

1.	by adding the text “following the consummation of the Cyan Acquisition, any Cyan Convertible Notes,” immediately after the text “any Qualified Preferred Stock,” in clause (b) (ii) thereof.

(c)	Section 7.01 of the Credit Agreement is hereby amended as follows:

1.	deleting the text “and” at the end of clause (v) thereof;

2.	deleting the “.” at the end of clause (w) thereof and inserting the text “; and” in lieu thereof;

3.	inserting the following new clause (x) immediately following clause (w) thereof:

“(x) from and after the consummation of the Cyan Acquisition, (i) Liens on the Pledged Collateral (as defined in the Cyan Pledge and Escrow Agreement as in effect on the Second Amendment Effective Date and thereafter as amended, restated, supplemented or otherwise modified from time to time so long as such amendment, restatement, supplement or modification is not adverse to the interests of the Lenders in any material respect) to secure the obligations of Cyan and the Borrower under the Cyan Convertible Notes Documents, the amount of which shall not exceed $12,033,333.33 plus any investment earnings and accrued interest on such Pledged Collateral; and (ii) to the extent constituting a Lien, (A) to the extent that the repurchase or redemption thereof is permitted by this Agreement, cash deposited with the trustee or any paying agent under the Cyan Convertible Notes Documents, or held in trust by the Borrower, to satisfy the obligation of the Borrower to repurchase or redeem all or a portion of the Cyan Convertible Notes in accordance with the terms of the Cyan Convertible

Notes Documents following the consummation of the Cyan Acquisition, and (B) to the extent that the prepayment, repurchase or redemption thereof is permitted by this Agreement, cash deposited with the trustee or any paying agent under the applicable Indebtedness, or held in trust by the Borrower, in connection with the prepayment, repurchase or redemption of such Indebtedness..”

4.	revising the text “clauses (b), (i), (j), (l), (m) and (u)” in the last paragraph of Section 7.01 to add the cross-reference “and (x)” immediately after “(u)”.

(d)	Section 7.02 of the Credit Agreement is hereby amended as follows:

1.
subclause (ii) of clause (e) thereof is hereby amended to add “or the Cyan Convertible Notes” immediately after the phrase “(other than obligations in respect of Permitted Convertible Notes” and before the close parenthesis.

2.	deleting the text “and” at the end of clause (p) thereof;

3.	deleting the “.” at the end of clause (q) thereof and inserting the text “; and” in lieu thereof; and

4.	inserting the following new clause (r) immediately following clause (q) thereof:

“(r)    upon the consummation of the Cyan Acquisition, Indebtedness of Cyan and the Borrower under the Cyan Convertible Notes Documents (including any Guarantee by the Borrower thereunder).”
(e)    Section 7.03(s) of the Credit Agreement is hereby amended by inserting the following new clause (w)
immediately before clause (x) therein:

“(w) cash deposits to secure obligations described in Section 7.01(x),”

(f)    Section 7.04 of the Credit Agreement is hereby amended as follows:

1.	deleting the text “and” at the end of clause (b) thereof;

2.	deleting the “.” at the end of clause (c) thereof and inserting the text “; and” in lieu thereof; and

3.	inserting the following new clause (d) immediately following clause (c) thereof:

“(d)    (i) Any merger or consolidation of an Acquired Entity or Business in accordance with the terms of the definition thereof pursuant to a Permitted Acquisition, and (ii) Investments may be made to the extent permitted by Section 7.03.”
(g)    Section 7.05 of the Credit Agreement is hereby amended as follows:

1.	deleting the text “and” at the end of clause (o) thereof;

2.	deleting the “.” at the end of clause (p) thereof and inserting the text “; and” in lieu thereof; and

3.	inserting the following new clause (q) immediately following clause (p) thereof:

“(q)    Dispositions of property by Cyan (or the Borrower as successor by merger to Cyan) or any Subsidiary of Cyan to the Borrower or any Subsidiary of the Borrower; provided that the property which is the subject of any such Disposition is limited to property of Cyan and its Subsidiaries held immediately prior to the Cyan Acquisition.

(h)    Section 7.09 of the Credit Agreement is hereby amended as follows:

1.
clause (c)(iii) is hereby amended to add “, and the Cyan Indenture (as in effect on the Second Amendment Effective Date assuming for purposes of this clause (iii) the application of Section 4.14 of the Cyan Indenture has occurred as a result of a Fundamental Change (as such term is defined in the Cyan Indenture) described in clause (a) or (b) of the definition thereof and thereafter as amended, restated, supplemented or otherwise modified from time to time so long as such amendment, restatement, supplement or modification is not adverse to the interests of the Lenders in any material respect) and the other Cyan Convertible Notes Documents (as in effect on the Second Amendment Effective Date assuming for purposes of this clause (iii) the application of Section 4.14 of the Cyan Indenture has occurred as a result of a Fundamental Change (as such term is defined in the Cyan Indenture) described in clause (a) or (b) of the definition thereof and thereafter as amended, restated, supplemented or otherwise modified from time to time so long as such amendment, restatement, supplement or modification is not adverse to the interests of the Lenders in any material respect)” immediately following the words “and the other Permitted Convertible Notes Documents”.

2.	clause (c)(viii) is hereby amended to add the cross-reference “or (x)” immediately after “or (w)”.

(i)    Section 7.14 of the Credit Agreement is hereby amended as follows:

1.
The text “any Cyan Convertible Notes,” shall be added immediately prior to the text “any Permitted Convertible Note” located immediately after the second parenthetical in the introductory sentence to Section 7.14.

2.	adding the words “or any Cyan Convertible Notes” immediately after the words “any Permitted Convertible Notes” in clause (a) thereof;

3.	deleting the word “principal” in clause (b) thereof;

4.
inserting the text “any Cyan Convertible Notes (only with respect to subclause (x) below),” immediately prior to the text “any Permitted Convertible Notes” located in the introductory sentence of clause (d) thereof;

5.	deleting the word “solely” in clause (d)(x) thereof;

6.	deleting the text “and” at the end of clause (e) thereof;

7.	deleting the “.” at the end of clause (f) thereof and inserting the text “; and” in lieu thereof; and

8.	adding the words “or any Cyan Convertible Notes” immediately after the words “any Permitted Convertible Notes” in clause (f) thereof; and

9.	inserting the following new clauses (g) immediately following clause (f) thereof:

“(g)    from and after the consummation of the Cyan Acquisition and so long as no Default or Event of Default then exists or would result therefrom, Cyan or the Borrower may make any payment or prepayment on, or redemption, repurchase or acquisition for value of, any Cyan Convertible Notes in accordance with the terms of the Cyan Convertible Notes Documents.”
(j)    Section 7.15 of the Credit Agreement is hereby amended as follows:

1.	adding “(i)” at the beginning of clause (a) thereof;

2.	adding the following language immediately at the end of clause (a) thereof:
“or (ii) amend, modify, change or waive any term or provision of any Cyan Convertible Notes Document in a manner which is adverse to the interests of the Lenders in any material respect (it being understood that any supplemental indenture described in the definition of Cyan Convertible Notes Documents shall be deemed to not be adverse to the interests of the Lenders in any material respect).”

3.	adding the text “and other than any Cyan Convertible Notes Document” immediately before the first parenthetical in the first sentence of clause (c) thereof.

(k)    Clause (c) of Section 9.10 is hereby amended to add the cross-reference “and Section 7.01(x)”
immediately at the end thereof.

SECTION 2.    Reference To and Effect Upon the Credit Agreement.
(a)     From and after the Second Amendment Effective Date (as defined below), (i) the term “Agreement” in the Credit Agreement, and all references to the Credit Agreement in any other Loan Document, shall mean the Credit Agreement as modified hereby, and (ii) this Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
(b)     This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Loan Document.
SECTION 3.    Confirmation of Guarantees and Security Interests. By signing this Amendment, each Loan Party hereby confirms that (x) the obligations of the Loan Parties under the Credit Agreement as modified or supplemented hereby and the other Loan Documents (i) are entitled to the benefits of the guarantees and the security interests set forth or created in the Guaranty Agreement, Security Agreement, Pledge Agreement, Foreign Pledge Agreements and other Collateral Documents and the other Loan Documents, and (ii) constitute “Obligations” or such other similar term for purposes of the Credit Agreement, the Guaranty Agreement, Security Agreement, Pledge Agreement, Foreign Pledge Agreements, all other Collateral Documents and all other Loan Documents, and (y) notwithstanding the effectiveness of the terms hereof, the Guaranty Agreement, Security Agreement, Pledge Agreement, Foreign Pledge Agreements, the other Collateral Documents and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects. Each Loan Party ratifies and confirms that all Liens granted, conveyed, or assigned to the Administrative Agent by such Person pursuant to any Loan Document to which it is a party remain in full force and effect, are not released or reduced, and continue to secure full payment and performance of the Obligations. Each Loan Party further ratifies and confirms that the priority of security and other terms of the Intercreditor Agreement remain in full force and effect, are not affected by this Amendment and continue to govern, among other things, the priority of the Collateral as between the Lenders party to the Credit Agreement and the lenders party to the ABL Credit Agreement.
SECTION 4.    Representations and Warranties. In order to induce the Administrative Agent and the undersigned Lenders to enter into this Amendment, each Loan Party hereby represents and warrants that:
(a)    As of the Second Amendment Effective Date, both immediately before and immediately after giving effect to this Amendment, (i) there exists no Default or Event of Default and (ii) all representations and warranties contained in the Credit Agreement and in the other Loan Documents are true and correct in all material respects with the same effect as though such representations and warranties had been made on the Second Amendment Effective Date (it being understood and agreed that (x) any representation or warranty which by its terms is made as of a specified date are required to be true and correct in all material respects only as of such specified date and (y) any representation or warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language are true and correct in all respects as of any such date).
(b)    Each Loan Party has all requisite corporate power and authority to execute, deliver and perform the terms and provisions of this Amendment and has taken all necessary corporate action to authorize the execution, delivery and performance by it of this Amendment. Each Loan Party has duly executed and delivered this Amendment, and this Amendment constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).
(c)    The execution, delivery and performance by each Loan Party of this Amendment do not and will not (i) contravene the terms of any of such Loan Party’s Organization Documents, (ii) conflict with or result in any breach or contravention of, or the creation of any Lien (other than Liens created under the Loan Documents) under, or require any payment to be made under (x) any material Contractual Obligation to which such Loan Party is a party or affecting such Loan Party or the properties of such Loan Party or any of its Subsidiaries or (y) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Loan Party or its property is subject, or (iii) violate any Law.
SECTION 5.    Counterparts, Etc. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument, and all signatures need not appear on any one counterpart. Any party hereto may execute and deliver a counterpart of this Amendment by delivering by facsimile or other electronic transmission a signature page of this Amendment signed by such party, and any such facsimile or other electronic signature shall be treated in all respects as having the same effect as an original signature. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute part of this Amendment for any other purpose.
SECTION 6.    Governing Law. This Amendment and the rights and obligations of the parties under this Amendment shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

SECTION 7.    Effectiveness.     In accordance with Section 10.01 of the Credit Agreement, this Amendment shall become effective at the time (the “Second Amendment Effective Date”) when each of the following conditions has been satisfied:
(a)    the Administrative Agent shall have received duly executed signature pages for this Amendment signed by the Loan Parties, the Required Lenders and the Administrative Agent;
(b)    the Administrative Agent (or its applicable Affiliate) shall have received: (i) a consent fee for the account of each Lender that consents to this Amendment by executing and delivering this Amendment to the Administrative Agent appropriately completed on or prior to 12:00 noon, Eastern time, on June 30, 2015, in an amount equal to 0.05% of the sum of such Lender’s outstanding Loans under the Credit Agreement and (ii) all fees and reasonable out-of-pocket expenses required to be paid to the Administrative Agent (or any of its Affiliates) in connection with this Amendment in accordance with Section 10.04 of the Credit Agreement or as otherwise agreed with the Administrative Agent;
(c)    the Borrower shall have delivered to the Administrative Agent a certificate executed by a Responsible Officer of the Borrower, certifying as to compliance with the requirements of Section 4(a) of this Amendment;
(d)     the Borrower shall have delivered to the Administrative Agent an executed copy of the Fifth Amendment to Credit Agreement, dated as of July, 2015, between the Borrower, the Administrative Agent (as defined in the ABL Credit Agreement) and the other parties thereto, which shall be effective substantially contemporaneously herewith; and
(e)     the Borrower shall have paid all reasonable fees, charges and disbursements of counsel to the Administrative Agent (or any of its Affiliates) to the extent invoiced on or prior to the date hereof.

The Administrative Agent shall provide prompt written notice of the occurrence of the Second Amendment Effective Date to the Lenders.
[Signature Pages to follow]

IN WITNESS WHEREOF, this Amendment has been duly executed by the parties hereto as of the date first written above.

LOAN PARTIES:	CIENA CORPORATION
By: /s/ Elizabeth A. Dolce Name: Elizabeth A. Dolce Title: Vice President and Treasurer

CIENA COMMUNICTAIONS, INC.
By: /s/ Elizabeth A. Dolce Name: Elizabeth A. Dolce Title: Vice President and Treasurer

CIENA GOVERNMENT SOLUTIONS, INC.
By: /s/ Elizabeth A. Dolce Name: Elizabeth A. Dolce Title: Vice President and Treasurer

BANK OF AMERICA, N.A., as Administrative Agent
By: /s/ Priscilla Baker Name: Priscilla Baker Title: AVP

West CLO 2014-1 Ltd. as Lender
By: /s/ Joanna Willars Name: Joanna Willars Title: Vice President, Authorized Signatory

West CLO 2014-2 Ltd. as Lender
By: /s/ Joanna Willars Name: Joanna Willars Title: Vice President, Analysis

Arrowpoint CLO 2013-1, LTD, as a Lender
By: /s/ Joanna Willars Name: Derek Mullins Title: Director of Operations

Arrowpoint CLO 2013-1, LTD, as a Lender
By: /s/ Joanna Willars Name: Derek Mullins Title: Director of Operations

Arrowpoint CLO 2014-2, LTD, as a Lender

By: /s/ Derek Mullins Name: Derek Mullins Title: Director of Operations

Arrowpoint CLO 2014-3, LTD, as a Lender

By: /s/ Derek Mullins Name: Derek Mullins Title: Director of Operations

Arrowpoint CLO 2015-4, LTD, as a Lender

By: /s/ Derek Mullins Name: Derek Mullins Title: Director of Operations

CFIP CLO 2013-1 Ltd., as a Lender By: Chicago Fundamental Investment Partners, LLC as Collateral Manager for CFIP CLO 2013-1, Ltd.,

By: /s/ David C. Dieffenbacher Name: David C. Dieffenbacher Title: Principal & Portfolio Manager

CFIP CLO 2014-1 Ltd., as a Lender By: Chicago Fundamental Investment Partners, LLC as Collateral Manager for CFIP CLO 2014-1, Ltd.,

By: /s/ David C. Dieffenbacher Name: David C. Dieffenbacher Title: Principal & Portfolio Manager

CIFC Funding 2007-III, Ltd. as a Lender BY: CIFC Asset Management LLC, its Collateral Manager

By: /s/ Robert Ranocchia Name: Robert Ranocchia Title: Authorized Signatory

CIFC Funding 2014-II, Ltd. as a Lender By: CIFC Asset Management LLC, its Collateral Manager

By: /s/ Robert Ranocchia Name: Robert Ranocchia Title: Authorized Signatory

CIFC Funding 2014-III, Ltd. as a Lender By: CIFC Asset Management LLC, its Collateral Manager

By: /s/ Robert Ranocchia Name: Robert Ranocchia Title: Authorized Signatory

ColumbusNova CLO IV Ltd. 2007-II as a Lender By: Columbus Nova Credit Investments Management, LLC, its Collateral Manager

By: /s/ Robert Ranocchia Name: Robert Ranocchia Title: Authorized Signatory

Primus CLO II, Ltd. as a Lender By: CypressTree Investment Management, LLC, its Collateral Manager

By: /s/ Robert Ranocchia Name: Robert Ranocchia Title: Authorized Signatory

ATRIUM VII as a Lender By: Credit Suisse Asset Management LLC, as Portfolio Manager

By: /s/ Thomas Flannery Name: Thomas Flannery Title: Authorized Signatory

ATRIUM VIII as a Lender By: Credit Suisse Asset Management LLC, as Portfolio Manager

By: /s/ Thomas Flannery Name: Thomas Flannery Title: Authorized Signatory

MADISON PARK FUNDING VIII, LTD. as a Lender By: Credit Suisse Asset Management LLC, as Portfolio Manager

By: /s/ Thomas Flannery Name: Thomas Flannery Title: Authorized Signatory

MADISON PARK FUNDING XIV, LTD. as a Lender By: Credit Suisse Asset Management LLC, as Portfolio Manager

By: /s/ Thomas Flannery Name: Thomas Flannery Title: Authorized Signatory

THE EATON CORPORATION MASTER RETIREMENT TRUST as a Lender By: Credit Suisse Asset Management LLC, as investment manager

By: /s/ Thomas Flannery Name: Thomas Flannery Title: Authorized Signatory

Flagship VII Limited as a Lender By: Deutsche Investment Management Americas Inc., As Investment Manager

By: /s/ Paula Penkal Name: Paula Penkal Title: Director By: /s/ Eric Meyer Name: Eric Meyer Title: Portfolio Manager

Mt. Whitney Securities Inc. as a Lender By: Deutsche Investment Management Americas Inc., As Manager

By: /s/ Paula Penkal Name: Paula Penkal Title: Director By: /s/ Eric Meyer Name: Eric Meyer Title: Portfolio Manager

Bridgeport CLO II Ltd. as a Lender By: Deutsche Capital Management LLC, as Collateral Manager

By: /s/ Robert Ranocchia Name: Robert Ranocchia Title: Authorized Signatory

Nomura Global Manager Select - Bank Loan Fund as a Lender By: Deutsche Investment Management Americas Inc., As Investment Sub-Advisor

By: /s/ Paula Penkal Name: Paula Penkal Title: Director By: /s/ Eric Meyer Name: Eric Meyer Title: Portfolio Manager

Aspen Bermuda Limited as a Lender By: Deutsche Investment Management Americas Inc., Manager

By: /s/ Paula Penkal Name: Paula Penkal Title: Director By: /s/ Eric Meyer Name: Eric Meyer Title: Portfolio Manager

Health Net Community Solutions, Inc. as a Lender By: Deutsche Investment Management Americas Inc. As Manager

By: /s/ Paula Penkal Name: Paula Penkal Title: Director By: /s/ Eric Meyer Name: Eric Meyer Title: Portfolio Manager

Health Net of California, Inc. as a Lender By: Deutsche Investment Management Americas Inc., As Manager

By: /s/ Paula Penkal Name: Paula Penkal Title: Director By: /s/ Eric Meyer Name: Eric Meyer Title: Portfolio Manager

Eaton Vance Bank Loan Fund Series II A Series Trust of Multi Manager Global Investment Trust By: Eaton Vance Management as Investment Advisor, as a Lender

By: /s/ Michael B. Botthof Name: Michael B. Botthof Title: Vice President

Eaton Vance Bank CDO VIII, Ltd. By: Eaton Vance Management as Investment Advisor, as a Lender

By: /s/ Michael B. Botthof Name: Michael B. Botthof Title: Vice President

Eaton Vance Bank CDO 2014-1, Ltd. By: Eaton Vance Management Portfolio Manager, as a Lender

By: /s/ Michael B. Botthof Name: Michael B. Botthof Title: Vice President

Eaton Vance Institutional Senior Loan Fund By: Eaton Vance Management as Investment Advisor, as a Lender

By: /s/ Michael B. Botthof Name: Michael B. Botthof Title: Vice President

Eaton Vance \Vt Floating-Rate Income Fund By: Eaton Vance Management as Investment Advisor, as a Lender

By: /s/ Michael B. Botthof Name: Michael B. Botthof Title: Vice President

Florida Power & Light Company By: Eaton Vance Management as Investment Advisor, as a Lender

By: /s/ Michael B. Botthof Name: Michael B. Botthof Title: Vice President

Google, Inc. By: Eaton Vance Management as Investment Advisor, as a Lender

By: /s/ Michael B. Botthof Name: Michael B. Botthof Title: Vice President

Blue Shield of California, as a Lender

By: /s/ David Ardini Name: David Ardini Title: Asst. Vice President

Guggenheim Stategy Funds Trust - Guggeneheim Variable Insurance Strategy Fund III as a Lender By: Guggenheim Partners Investment Management, LLC as Investment Manager

By: /s/ Katilin Trinh Name: Kaitlin Trinh Title: Managing Director

HI-PF-BUL-SFonds as a Lender By: Guggenheim Partners Investment Management, LLC as Asset Manager

By: /s/ Katilin Trinh Name: Kaitlin Trinh Title: Managing Director

Swiss Capital Pro Loan III Plc as a Lender By: For and on behalf of BNY Mellon Trust Company (Ireland) Limited under Power of Attorney

By: /s/ Katilin Trinh Name: Kaitlin Trinh Title: Managing Director

Guggenheim Loan Master Fund, Ltd as a Lender By: Guggenheim Partners Investment Management, LLC as Manager

By: /s/ Katilin Trinh Name: Kaitlin Trinh Title: Managing Director

Sonoma County Employees' Retirement Association as a Lender By: Guggenheim Partners Investment Management, LLC as Investment Manager

By: /s/ Katilin Trinh Name: Kaitlin Trinh Title: Managing Director

Zilux Senior Loan Fund as a Lender By: Guggenheim Partners Investment Management, LLC as Investment Manager

By: /s/ Katilin Trinh Name: Kaitlin Trinh Title: Managing Director

J.P. Morgan Whitefriars, Inc. as a Lender

By: /s/ Jeffrey Panzo Name: Jeffrey Panzo Title: Attorney-in-Fact

Katonah 2007-I CLO Ltd. as a Lender

By: /s/ Daniel Gilligan Name: Daniel Gilligan Title: Authorized Signatory

KVK CLO 2013-1, Ltd. as a Lender

By: /s/ William Harned Name: William Harned Title: Assistant Vice President

KVK CLO 2014-1, Ltd. as a Lender

By: /s/ William Harned Name: William Harned Title: Assistant Vice President

KVK CLO 2014-2, Ltd. as a Lender

By: /s/ William Harned Name: William Harned Title: Assistant Vice President

LANDMARK VIII CLO LTD as a Lender BY: Landmark Funds LLC, as Manager

By: /s/ James Bragg Name: James Bragg Title: Designated Signatory

LOOMIS SAYLES CREDIT OPPORTUNITIES FUND,
As Lender

By: Loomis, Sayles & Company, L.P.
        the Investment Manager of the Fund

By: Loomis, Sayles & Company, Incorporated,
        the General Partner of
        Loomis, Sayles & Company, L.P.

By: /s/ Mary McCarthy Name: Mary McCarthy Title: Vice President

LOOMIS SAYLES SENIOR FLOATING RATE LOAN FUND, As Lender By: Loomis, Sayles & Company, L.P. Its Investment Manager By: Loomis, Sayles & Company, Incorporated, Its General Partner

By: /s/ Mary McCarthy Name: Mary McCarthy Title: Vice President

SEARS CANADA INC. REGISTERED RETIREMENT PLAN, As Lender By: Loomis, Sayles & Company, L.P. Its Investment Manager By: Loomis, Sayles & Company, Incorporated, Its General Partner

By: /s/ Mary McCarthy Name: Mary McCarthy Title: Vice President

THE LOOMIS SAYLES SENIOR LOAN FUND, LLC As Lender By: Loomis, Sayles & Company, L.P. Its Managing Member By: Loomis, Sayles & Company, Incorporated, Its General Partner

By: /s/ Mary McCarthy Name: Mary McCarthy Title: Vice President

MetLife Insurance Company USA as a Lender

By: /s/ Steven R. Bruno Name: Steven R. Bruno Title: Director

Metropolitan Life Insurance Company as a Lender

By: /s/ Steven R. Bruno Name: Steven R. Bruno Title: Director

MidOcean Credit CLO III as a Lender By: MidOcean CreditFund Management LP, as Portfolio Manager By: Ultramar Credit Holdings Ltd., its General Partner

By: /s/ Michael Apfel Name: Michael Apfel Title: Managing Director

Venture X CLO, Limited as a Lender BY: its investment advisor, MJX Management, LLC

By: /s/ Michael G. Regan Name: Michael Regan Title: Managing Director

Venture XI CLO, Limited as a Lender BY: its investment advisor, MJX Management, LLC

By: /s/ Michael G. Regan Name: Michael Regan Title: Managing Director

Venture XII CLO, Limited as a Lender BY: its investment advisor MJX Asset Management LLC

By: /s/ Michael G. Regan Name: Michael Regan Title: Managing Director

Venture XIII CLO, Limited as a Lender BY: its Investment Advisor MJX Asset Management LLC

By: /s/ Michael G. Regan Name: Michael Regan Title: Managing Director

Venture XIV CLO, Limited as a Lender BY: its investment advisor MJX Asset Management LLC

By: /s/ Michael G. Regan Name: Michael Regan Title: Managing Director

Venture XV CLO, Limited as a Lender By: its investment advisor MJX Asset Management LLC

By: /s/ Michael G. Regan Name: Michael Regan Title: Managing Director

Venture XVI CLO, Limited as a Lender BY: its investment advisor MJX Asset Management LLC

By: /s/ Michael G. Regan Name: Michael Regan Title: Managing Director

Venture XVII CLO, Limited as a Lender BY: its investment advisor, MJX Asset Management, LLC

By: /s/ Michael G. Regan Name: Michael Regan Title: Managing Director

Venture XVIII CLO, Limited as a Lender BY: its investment advisor MJX Asset Management LLC

By: /s/ Michael G. Regan Name: Michael Regan Title: Managing Director

OCTAGON INVESTMENT PARTNERS XI, LTD. By: Octagon Credit Investors, LLC as Collateral Manager HAMLET II, LTD. By: Octagon Credit Investors, LLC as Portfolio Manager as a Lender

By: /s/ Margaret B. Harvey Name: Margaret B. Harvey Title: Managing Director of Portfolio Administration

TRALEE CLO II, LTD as a Lender BY: Par-Four Investment Management, LLC as Collateral Manager

By: /s/ Dennis Gorczyca Name: Dennis Gorczyca Title: Managing Director

Pioneer Floating Rate Fund Pioneer Short Term Income Fund, Each as a Lender By: Pioneer Investment Management, Inc., As investment adviser to each Lender above

By: /s/ Margaret C. Begley Name: Margaret C. Beyley Title: Secretary and Associate General Counsel

Ascension Alpha Fund, LLC Ascension Health Master Pension Trust Each as a Lender By: Pioneer Institutional Asset Management, Inc., As investment adviser to each Lender above

By: /s/ Margaret C. Begley Name: Margaret C. Beyley Title: Secretary and Associate General Counsel

Avery Point IV CLO, Limited as a Lender BY: Sankaty Advisors, LLC, as Portfolio Manager

By: /s/ Andrew Viens Name: Andrew Viens Title: Sr. Vice President of Operations

Race Point IX CLO, Limited as a Lender BY: Sankaty Advisors, LLC, as Portfolio Manager

By: /s/ Andrew Viens Name: Andrew Viens Title: Document Control Team

Race Point V CLO, Limited as a Lender BY: Sankaty Advisors, LLC, as Portfolio Manager

By: /s/ Andrew S. Viens Name: Andrew S. Viens Title: Sr. Vice President of Operations

Race Point VIII CLO, Limited as a Lender BY: Sankaty Advisors, LLC, as Portfolio Manager

By: /s/ Andrew Viens Name: Andrew Viens Title: Sr. Vice President of Operations

Mountain View CLO 2014-1 Ltd. By: Seix Investment Advisors LLC, as Collateral Manager as Lender

By: /s/ George Goudelias Name: George Goudelias Title: Managing Director

Slater Mill Loan Fund, LP as a Lender BY: SHENKMAN CAPITAL MANAGEMENT, INC., as Collateral Manager

By: /s/ Justin Slatky Name: Justin Slatky Title: Senior Vice President

John Hancock Funds II Short Duration Credit Opportunities Fund as a Lender

By: /s/ Adam Shapiro Name: Adam Shapiro Title: General Counsel

San Joaquin County Employees' Retirement Association as a Lender

By: /s/ Adam Shapiro Name: Adam Shapiro Title: General Counsel

Stone Harbor Collective Investment Trust- Stone Harbor Bank Loan Collective Fund as a Lender

By: /s/ Adam Shapiro Name: Adam Shapiro Title: General Counsel

Stone Harbor Global Funds PLC - Stone Harbor Leveraged Loan Portfolio as a Lender

By: /s/ Adam Shapiro Name: Adam Shapiro Title: General Counsel

Stone Harbor Leveraged Loan Fund LLC as a Lender

By: /s/ Adam Shapiro Name: Adam Shapiro Title: General Counsel

Nelder Grove CLO, Ltd. By: Tall Tree Investment Management, LLC as Collateral Manager, as a Lender

By: /s/ Brian Buscher Name: Brian Buscher Title: Officer

Tuolumne Grove CLO, Ltd. By: Tall Tree Investment Management, LLC as Collateral Manager, as a Lender

By: /s/ Brian Buscher Name: Brian Buscher Title: Officer

TELOS CLO 2013-4, Ltd. as a Lender By: Telos Asset Management, LLC

By: /s/ Jonathan Tepper Name: Jonathan Tepper Title: Managing Director

TELOS CLO 2013-3, Ltd. as a Lender By: Telos Asset Management, LLC

By: /s/ Jonathan Tepper Name: Jonathan Tepper Title: Managing Director

TELOS CLO 2014-6, Ltd. as a Lender By: Telos Asset Management, LLC

By: /s/ Jonathan Tepper Name: Jonathan Tepper Title: Managing Director

THL Credit Wind River 2014-2 CLO Ltd. as a Lender By: THL Credit Senior Loan Strategies LLC, as Manager

By: /s/ Kathleen Zarn Name: Kathleen Zarn Title: Managing Director

Catamaran CLO 2014-2, Ltd. as a Lender

By: /s/ Daniel Gilligan Name: Daniel Gilligan Title: Authorized Signatory

Doral CLO II Ltd., as a Lender

By: /s/ Gibran Mahmud Name: Gibran Mahmud Title: Chief Investment Officer Triumph Capital Adviors, LLC As Asset Manager

Trinitas CLO I, Ltd., as a Lender

By: /s/ Gibran Mahmud Name: Gibran Mahmud Title: Chief Investment Officer Triumph Capital Adviors, LLC As Asset Manager

Trinitas CLO II, Ltd., as a Lender

By: /s/ Gibran Mahmud Name: Gibran Mahmud Title: Chief Investment Officer Triumph Capital Adviors, LLC As Asset Manager

Ocean Trails CLO V as a Lender BY: West Gate Horizons Advisors LLC, as Asset Manager

By: /s/ Ryan White Name: Ryan White Title: Senior Credit Analyst

ZAIS CLO I, Limited, as a Lender

By: /s/ Vincent M. Ingato Name: Vincent M. Ingato Title: Managing Director

ZAIS CLO 2, Limited, as a Lender

By: /s/ Vincent M. Ingato Name: Vincent M. Ingato Title: Managing Director